Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying audited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for information pursuant to the rules and regulations of the SEC.

Principles of Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, VIE and VIE’s subsidiaries over which the Company exercises control and, where applicable, entities for which the Company has a controlling financial interest or is the primary beneficiary. All significant transactions and balances between the Company, its subsidiaries, VIE and VIE’s subsidiaries have been eliminated upon consolidation.

Subsidiaries are those entities in which the Company, directly or indirectly, controls more than one half of the voting power; or has the power to govern the financial and operating policies, to appoint or remove the majority of the members of the board of directors, or to cast a majority of votes at the meeting of directors.

A VIE is an entity in which the Company, or its subsidiary, through contractual arrangements, bears the risks of, and enjoys the rewards normally associated with, ownership of the entity, and therefore the Company or its subsidiary is the primary beneficiary of the entity.

Non-controlling interest represents the portion of the net assets of subsidiaries attributable to interests that are not owned or controlled by the Company. The non-controlling interest is presented in the consolidated balance sheets, separately from equity attributable to the shareholders of the Company. Non-controlling interest’s operating results are presented on the face of the consolidated statements of income and comprehensive income as an allocation of the total income for the year between non-controlling shareholders and the shareholders of the Company.

All significant transactions and balances between the Company, its subsidiaries, VIE and VIE’s subsidiaries have been eliminated upon consolidation.

Use of Estimate and Assumptions

The preparation of the Company’s consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods presented. Estimates are adjusted to reflect actual experience when necessary. Significant accounting estimates reflected in the Company’s consolidated financial statements include allowance for doubtful accounts, provision for prepayments and other assets, discount rate used in operating lease right-of-use assets and valuation allowance for deferred tax asset. Actual results could differ from these estimates.

Variable Interest Entities

The Company applies the guidance codified in Accounting Standard Codification 810, Consolidations (“ASC 810”) on accounting for the VIE and its respective subsidiaries, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity in which it has a controlling financial interest. A VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional financial support; (b) as a group, the holders of the equity investment at risk lack the ability to make certain decisions, the obligation to absorb expected losses or the right to receive expected residual returns, or (c) an equity investor has voting rights that are disproportionate to its economic interest and substantially all of the entity’s activities are on behalf of the investor. The accompanying consolidated financial statements include the financial statements of the Company, its subsidiaries and the VIE.

The Company is considered the primary beneficiary of a VIE or its subsidiaries if the Company had variable interests, that will absorb the entity’s expected losses, receive the entity’s expected residual returns, or both.

The Company’s total assets and liabilities presented in the accompanying consolidated financial statements represent substantially all of the total assets and liabilities of the VIE because the other entities in the consolidation are non-operating holding entities with nominal assets and liabilities. The following financial statement amounts and balances of the VIE were included in the accompanying audited consolidated financial statements for the years ended December 31, 2022, 2021 and 2020, respectively:

	As of December 31,
	2022	2021

Current assets	$135,650	$121,698
Non-current assets	109,481	122,511
Total assets	$245,131	$244,209

Current liabilities	$130,196	$125,352
Non-current liabilities	19,377	22,959
Total liabilities	$149,573	$148,311

Net assets	$95,558	$95,898

	Years Ended December 31,
	2022	2021	2020

Total revenues	$370,325	$346,699	$287,464
Cost of revenues	$(328,793)	$(305,354)	$(251,489)
Income from operations	$10,318	$8,587	$6,204
Net income	$8,298	$6,644	$6,043

Risks and Uncertainties

After the initial outbreak of COVID-19, from time to time, some instances of COVID-19 infections have emerged in various regions of China, including the infections caused by the Omicron variants in early 2022. For example, a wave of infections caused by the Omicron variants emerged in Shanghai in early 2022 and a series of restrictions and quarantines were implemented to contain the spread. From April to May, 2022, our Shanghai office was shut down and all the businesses in Shanghai were closed, which negatively affected our operational and financial results. Our shanghai office resumed full operation in June 2022. Since December 2022, many of the restrictive measures previously adopted by the PRC governments at various levels to control the spread of the COVID-19 virus have been revoked or replaced with more flexible measures.

The COVID-19 pandemic has broadly affected China’s logistic market and the macroeconomy. Our results of operations and financial performance may be adversely affected, to the extent that COVID-19 exerts long-term negative impact on the Chinese economy. The pandemic caused temporary disruptions in the supply chains for companies in China and elsewhere, including us and our customers and suppliers. As a result, we have experienced lower efficiency, increased aging of our trade receivable, longer collection period and more bad debts. which could adversely affect our business operation. However, by leveraging our advantages in the logistics fields and our networks. Our results of operation for the year ended December 31, 2022 have not been materially negatively affected by the COVID-19.

The extent to which COVID-19 further impacts our results of operations will depend on the future developments of the pandemic, including new information concerning the global severity of the pandemic and actions to be taken to contain the pandemic, which are highly uncertain and unpredictable.

Foreign currencies translation and transaction

The reporting currency of the Company is the U.S. dollar. The Company in China conducts its businesses in the local currency, Renminbi (RMB), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. The statement of income accounts is translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss). Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments included in accumulated other comprehensive income (loss) amounted to $(5,609) and $2,548 as of December 31, 2022 and 2021, respectively. The balance sheet amounts, with the exception of shareholders’ equity, at December 31, 2022 and 2021 were translated at RMB 6.9646 and RMB 6.3757, respectively. The shareholders’ equity accounts were stated at their historical rates. The average translation rates applied to the statement of income accounts for the years ended December 31, 2022, 2021 and 2020 were RMB 6.7261, RMB 6.4515 and RMB 6.8976 to $1.00 respectively. Cash flows are also translated at average translation rates for the periods, therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheet.

Cash

Cash represents demand deposits placed with banks or other financial institutions, which are unrestricted as to withdrawal or use, and which have original maturities of three months or less and are readily convertible to known amounts of cash. The Company maintains most of its bank accounts in the PRC. Cash balances in bank accounts in PRC are not insured. As of December 31, 2022 and 2021, the Company has approximately $21.3 million and $18.6 million, respectively, of cash in banks, all held in the banks located in the mainland of China. Most of cash balance as of December 31, 2022 and 2021 are denominated in RMB.

Restricted cash

Restricted cash represents cash that cannot be withdrawn without the permission of third parties. The Company’s restricted cash is substantially cash balance in designated bank accounts as security for payment processing and lawsuit. Restriction on the use of such cash and the interest earned thereon is imposed by the banks and remains effective throughout the term of the security period. Upon maturities of the security period, the bank’s deposits are available for general use by the Company.

Fair value of financial instruments

ASC 825-10 requires certain disclosures regarding the fair value of financial instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

●	Level 3 — inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments, including cash, restricted cash, accounts receivable, prepayments and other current assets, due from related parties, accounts payable, due to a related party, short-term bank loans, salary and welfare payables, accrued expenses and other current liabilities, current operating lease liabilities and taxes payable, approximates their recorded values due to their short-term maturities. The carrying value of long-term lease liabilities approximated its fair value as of December 31, 2022 and 2021 as the interest rates applied reflect the current market yield for comparable financial instruments.

Notes receivable

Notes receivable represents trade accounts receivable due from various customers where the customers’ banks have guaranteed the payments. The notes are non-interest bearing and normally paid within three to twelve months. The Company has the ability to submit request for payment to the customer’s bank earlier than the scheduled payment date but will incur an interest charge and a processing fee. As of December 31, 2022 and 2021, no notes were pledged for the Company’s notes payable.

Accounts receivable, net

Accounts receivable represents the Company’s right to consideration in exchange for goods and services that the Company has transferred to the customer before payment is due. Accounts receivable is stated at the historical carrying amount, net of an estimated allowance for uncollectible accounts. The Company reviews on a periodic basis for doubtful accounts for the outstanding trade receivable balances based on historical collection trends, aging of receivables and other information available. Additionally, the Company evaluates individual customer’s financial condition, credit history, and the current economic conditions to make specific bad debt provisions when it is considered necessary, based on (i) the Company’s specific assessment of the collectability of all significant accounts; and (ii) any specific knowledge we have acquired that might indicate that an account is uncollectible. The facts and circumstances of each account may require the Company to use substantial judgment in assessing its collectability. The allowance is based on management’s best estimates of specific losses on individual exposures, as well as a provision on historical trends of collections. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company’s management continues to evaluate the reasonableness of the valuation allowance policy and update it if necessary. The allowance for doubtful accounts was approximately $3.1 million and $2.4 million as of December 31, 2022 and 2021, respectively.

Prepayments and other assets, net

Prepayment and other assets primarily consist of VAT recoverable, advances to vendors for purchasing goods, long-lived assets or services that have not been received or provided, advances to employees, security deposits made to customers and advances to employees. Prepayment and other assets are classified as either current or non-current based on the terms of the respective agreements. These advances are unsecured and are reviewed periodically to determine whether their carrying value has become impaired. The Company considers the assets to be impaired if the collectability of the advance becomes doubtful. The Company uses the aging method to estimate the allowance for uncollectible balances. The allowance is also based on management’s best estimate of specific losses on individual exposures, as well as a provision on historical trends of collections and utilizations. Actual amounts received or utilized may differ from management’s estimate of credit worthiness and the economic environment. The provisions for prepayments and other assets were approximately $0.5 million and $0.4 million as of December 31, 2022 and 2021, respectively.

Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives, taking into account any estimated residual value.

Useful Life
Building	10-40 years
Office equipment	5-10 years
Machinery and tools	5 years
Vehicles	5-7 years
Leasehold improvements	Lesser of the lease term or the estimated useful lives of the assets

The Company constructs certain of its property and equipment. In addition to costs under the construction contracts, external costs that are directly related to the construction and acquisition of such property and equipment are capitalized. Depreciation is recorded at the time assets are ready for their intended use. Such properties are classified to the appropriate categories of property and equipment when completed and ready for intended use. Depreciation of these assets, on the same basis as other property assets, commences when the assets are ready for their intended use.

The cost and related accumulated depreciation and amortization of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of income and comprehensive income. Expenditures for maintenance and repairs are charged to earnings as incurred, while additions, renewals and betterments, which are expected to extend the useful life of assets, are capitalized. The Company also re-evaluates the periods of depreciation to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Intangible assets, net

Intangible assets consist primarily of land use rights and licensed software acquired, which are stated at cost less accumulated amortization and impairment, if any. Intangible assets are amortized using the straight-line method over the estimated useful lives, which are generally 5 to 50 years or based on the contract terms. The estimated useful lives of amortized intangible assets are reassessed if circumstances occur that indicate the original estimated useful lives have changed.

The estimated useful lives are as follows:

Useful life
Land use right	32 - 50 years
Licensed software	5 years

Impairment of long-lived assets

The Company evaluates its long-lived assets, including property and equipment and intangibles with finite lives, for impairment whenever events or changes in circumstances, such as a significant adverse change to market conditions that will impact the future use of the assets, indicate that the carrying amount of an asset may not be fully recoverable. When these events occur, the Company evaluates the recoverability of long-lived assets by comparing the carrying amount of the assets to the future undiscounted cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company recognizes an impairment loss based on the excess of the carrying amount of the assets over their fair value. Fair value is generally determined by discounting the cash flows expected to be generated by the assets, when the market prices are not readily available. The adjusted carrying amount of the assets become new cost basis and are depreciated over the assets’ remaining useful lives. Long-lived assets are grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. Given no events or changes in circumstances indicating the carrying amount of long-lived assets may not be recovered through the related future net cash flows, the Company did not recognize any impairment loss on long-lived assets for the years ended December 31, 2022, 2021 and 2020.

Long-term investments

Long-term investments are primarily consisted of equity investments in privately held entities accounted for using the measurement alternative and equity investments accounted for using the equity method. On January 1, 2019, the Company adopted ASU 2016-01 Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. According to the guidance, the Company started to record equity investments at fair value, with gains and losses recorded through net earnings. And the Company elected to measure certain equity investments without readily determinable fair value at cost, less impairments, plus or minus observable price changes and assess for impairment quarterly.

Equity investments accounted for using the equity method

The Company accounts for its equity investment over which it has significant influence but does not own a majority equity interest or otherwise control, using the equity method. The Company adjusts the carrying amount of the investment and recognizes investment income or loss for its share of the earnings or loss of the investee after the date of investment. The Company assesses its equity investment for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, operating performance of the entity, including current earnings trends and undiscounted cash flows, and other entity-specific information. The fair value determination, particularly for investments in a privately held entity, requires judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investment and determination of whether any identified impairment is other-than-temporary.

Deferred issuance costs

Pursuant to ASC 340-10-S99-1, offering costs directly attributable to an offering of equity securities are deferred and would be charged against the gross proceeds of the offering as a reduction of additional paid-in capital. These costs include legal fees related to the registration drafting and counsel, consulting fees related to the registration preparation, SEC filing and print related costs, exchange listing costs, and road show related costs.

Notes payable

Notes payable represents trade accounts payable due to various suppliers where the Company’s banks have guaranteed the payment. The notes are non-interest bearing and normally paid within three to twelve months. The Company shall keep sufficient cash in designated bank accounts or notes receivable pledged to the bank as security for payment processing.

Revenue recognition

The Company adopted ASC Topic 606, Revenue from Contracts with Customers, effective as of January 1, 2019. Accordingly, the audited consolidated financial statements for the years ended December 31, 2022, 2021 and 2020 are presented under ASC 606. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Revenue is the transaction price the Company expects to be entitled to in exchange for the promised services in a contract in the ordinary course of the Company’s activities and is recorded net of value-added tax (“VAT”). To achieve that core principle, the Company applies the following steps:

Step 1: Identify the contract (s) with a customer

Step 2: Identify the performance obligations in the contract

Step 3: Determine the transaction price

Step 4: Allocate the transaction price to the performance obligations in the contract

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation

The Company generates revenues from providing transportation services and warehouse storage and management services. No practical expedients were used when adoption ASC 606. Revenue recognition policies for each type of revenue stream are as follow:

Transportation services

The Company derives its transportation service revenue by providing logistic services based on customers’ order. The Transportation service is considered a performance obligation as the customer can only obtain benefits when the goods are delivered to the destination. The transaction price is predetermined according to the distance of the transportation as well as the volume of the goods. Generally, the credit term is within two months. There is no other obligation in our contracts, such as return, refund or warranties. Revenue is recognized at the point in time when delivery of goods is made and customer has accepted delivery.

Warehouse storage and storage management services

The Company derives revenue from the warehouse storage and storage management services provided to third-party companies, including handling services, security and other services. The promised services in each warehouse storage and storage management services contract are accounted as a single performance obligation, as the promised services in a contract are not distinct and are considered as a significant integrated service. The consideration is predetermined in the contract according to the unit price, space and term as well as the services used with no other obligations such as return, refund or warranties. No variable considerations exist such as discounts, rebates, refunds, credits, price concession, incentive performance bonuses or penalties. Pursuant to the service agreement, the Company provides the clients with warehouse storage and management services during the service period. Service fees for which are paid by such customers on a monthly basis. The revenue is recognized on a straight-line basis over the period of the warehouse storage and management service term, as customers simultaneously receive and consume the benefits of these services throughout the service period.

Principal and Agent Considerations

In the Company’s transportation business, the Company utilizes independent contractors and third-party carriers in the performances of some transportation services as and when needed. GAAP requires us to evaluate, using a control model, whether the Company itself promises to provide services to the customers (as a principal) or to arrange for services to be provided by another party (as an agent). Based on the Company’s evaluation using a control model, the Company determined that in all of its major business activities, it serves as a principal rather than an agent within their revenue arrangements. Revenue and the associated purchased transportation costs are both reported on a gross basis within the consolidated statements of income and comprehensive income.

Contract costs

Contract costs include contract acquisition costs and contract fulfillment costs which are all recorded within prepayments, deposits, and other assets in the consolidated balance sheets and unaudited condensed consolidated balance sheets.

Contract acquisition costs consist of incremental costs incurred by the Company to originate contracts with customers. Contract acquisition costs, which generally include costs that are only incurred as a result of obtaining a contract, are capitalized when the incremental costs are expected to be recovered over the contract period. All other costs incurred regardless of obtaining a contract are expensed as incurred. Contract acquisition costs are amortized over the period the costs are expected to contribute directly or indirectly to future cash flows, which is generally over the contract term, on a basis consistent with the transfer of goods or services to the customer to which the costs relate. Contract fulfillments costs consist of costs incurred by the Company to fulfill a contract with a customer and are capitalized when the costs generate or enhance resources that will be used in satisfying future performance obligations of the contract and the costs are expected to be recovered. Capitalized contract fulfillment costs generally include contracted services, direct labor, materials, and allocable overhead directly related to resources required to fulfill the contract. Contract fulfillment costs are recognized in cost of revenue during the period that the related costs are expected to contribute directly or indirectly to future cash flows, which is generally over the contract term, on a basis consistent with the transfer of goods or services to the customer to which the costs are related. There were no contract acquisition costs and fulfillment costs as of December 31, 2022 and 2021.

Contract assets

A contract asset is the right to consideration in exchange for goods or services transferred to the customer. If the Company performs by transferring goods or services to a customer before the customer pays consideration or before a payment is due, a contract asset is recognized for the earned consideration that is conditional. Contract assets are subject to impairment assessment.

Contract liabilities

A contract liability is recognized when a payment is received or a payment is due (whichever is earlier) from a customer before the Company transfers the related services. Contract liabilities are recognized as revenue when the Company performs under the contract. Revenue recognized that was included in contract liabilities at the beginning of the period was approximately $0.7 million, $2.5 million and $0.7 million for the years ended December 31, 2022, 2021 and 2020, respectively. As of December 31, 2022 and 2021, contract liabilities amounted to approximately $1.1 million and $1.0 million, respectively, were included at “accrued expenses and other current liabilities.”

Disaggregated information of revenues by services:

	Years Ended December 31,
	2022	2021	2020

Revenues:
Transportation	$346,039	$327,848	$273,685
Warehouse storage and storage management service	20,322	16,885	12,364
Others	3,964	1,966	1,415
Total revenues	$370,325	$346,699	$287,464

As of December 31, 2022 and 2021, the Company had outstanding contracts for providing transportation and warehouse management services amounting to approximately $1.0 million and $1.5 million, all of which is expected to be completed within 12 months from December 31, 2022 and 2021, respectively.

The Company’s operations are primarily based in the PRC, where the Company derived a substantial portion of revenues. Disaggregated information of revenues by geographic locations are as follows:

	Years Ended December 31
	2022	2021	2020

Fujian	$218,523	$197,647	$154,155
Guangdong	17,848	22,447	28,622
Beijing	36,958	36,365	24,362
Shandong	14,159	12,069	12,858
Liaoning	7,815	7,698	10,507
Jiangsu	6,556	7,926	9,039
Zhejiang	15,782	11,466	8,681
Others	52,884	51,081	39,240
Total	$370,325	$346,699	$287,464

Government Subsidies

The Company’s PRC based subsidiaries received government subsidies from certain local governments. The Company’s government subsidies consisted of specific subsidies and other subsidies. Specific subsidies are subsidies that the local government has provided for a specific purpose, such as truck station subsidies. Other subsidies are the subsidies that the local government has not specified its purpose for and are not tied to future trends or performance of the Company; receipt of such subsidy income is not contingent upon any further actions or performance of the Company and the amounts do not have to be refunded under any circumstances. The Company recorded specific subsidies as accrued expenses and other current liabilities when received. For specific subsidies, they are recognized as other income on a straight-line method within the useful life of relevant assets. Other subsidies are recognized as other income which is included in the consolidated statements of income upon receipt as further performance by the Company is not required. The government subsidies were $0.8 million, $0.6 million and $2.2 million for the years ended December 31, 2022, 2021 and 2020.

Advertising expenses

Advertising expenditures are expensed as incurred and such expenses were included as part of selling and marketing expenses. For the years ended December 31, 2022, 2021 and 2020, the advertising expenses amounted to approximately $0.05 million, $0.08 million and $0.06 million, respectively.

Employee defined contribution plan

Full-time employees of the Company in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to them. Chinese labor regulations require that the Company make contributions to the government for these benefits based on government prescribed percentage of the employee’s salaries. The Company has no legal obligation for the benefits beyond the contributions. The total amount was expensed as incurred. For the years ended December 31, 2022, 2021 and 2020, employee welfare contribution expenses amounted to approximately $1.3 million, $2.4 million and $2.9 million, respectively.

Leases

The Company has elected the package of practical expedients permitted which allows the Company not to reassess the following at adoption date: (i) whether any expired or existing contracts are or contains a lease, (ii) the lease classification for any expired or existing leases, and (iii) initial direct costs for any expired or existing leases (i.e. whether those costs qualify for capitalization under ASU 2016-02). The Company also elected the short-term lease exemption for certain classes of underlying assets including office space, warehouses and equipment, with a lease term of 12 months or less.

The Company determines whether an arrangement is or contain a lease at inception. A lease for which substantially all the benefits and risks incidental to ownership remain with the lessor is classified by the lessee as an operating lease. All leases of the Company are currently classified as operating leases. Operating leases are included in operating lease right-of-use (“ROU”) assets, operating lease liability, current, and operating lease liability, non-current in the Company’s consolidated balance sheets. Please refer to Note 12 for the disclosures regarding the Company’s method of adoption of ASC 842 and the impacts of adoption on its financial position, results of operations and cash flows.

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent its obligation to make lease payments arising from the lease. The operating lease ROU assets and lease liabilities are recognized at lease commencement date based on the present value of lease payments over the lease term. As most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at lease commencement date in determining the present value of lease payments. The operating lease ROU assets also includes any lease payments made and excludes lease incentives. The Company’s lease terms may include options to extend or terminate the lease. Renewal options are considered within the ROU assets and lease liabilities when it is reasonably certain that the Company will exercise that option. Lease expenses for lease payments are recognized on a straight-line basis over the lease term.

For operating leases with a term of one year or less, the Company has elected not to recognize a lease liability or ROU asset on its consolidated balance sheet. Instead, it recognizes the lease payments as expenses on a straight-line basis over the lease term. Short-term lease costs are immaterial to its consolidated statements of operations and cash flows. The Company has operating lease agreements with insignificant non-lease components and have elected the practical expedient to combine and account for lease and non-lease components as a single lease component.

The Company reviews the impairment of its ROU assets consistent with the approach applied for its other long-lived assets. The Company reviews the recoverability of its long-lived assets when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on its ability to recover the carrying value of the asset from the expected undiscounted future pre-tax cash flows of the related operations. The Company has elected to include the carrying amount of operating lease liabilities in any tested asset group and include the associated operating lease payments in the undiscounted future pre-tax cash flows.

Upon the adoption of the new lease standard on January 1, 2019, the Company recognized respectively, ROU assets and operating lease liabilities of approximately $28 million, in the consolidated balance sheets. There was no impact to retained earnings at adoption.

Value added tax (“VAT”)

Revenue represents the invoiced value of goods and service, net of VAT. The VAT is based on gross sales price and VAT rates range up to 13%, depending on the type of products sold or services provided. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded in taxes payable. All of the VAT returns filed by the Company’s subsidiaries in PRC remain subject to examination by the tax authorities for five years from the date of filing.

Income taxes

The Company follows the liability method of accounting for income taxes in accordance with ASC 740 (“ASC 740”), Income Taxes. The Company accounts for current income taxes in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred during the years ended December 31, 2022, 2021 and 2020. All of the tax returns of the Company’s subsidiaries in PRC remain subject to examination by the tax authorities for five years from the date of filing.

Statutory reserves

The Company’s PRC subsidiaries and the VIE are required to allocate at least 10% of their after-tax profit to the general reserve in accordance with the PRC accounting standards and regulations. The allocation to the general reserve will cease if such reserve has reached to 50% of the registered capital of respective company. Appropriations to discretionary surplus reserve are at the discretion of the board of directors of the VIE. These reserves can only be used for specific purposes and are not transferable to the Company in form of loans, advances, or cash dividends. There is no such regulation of providing statutory reserve in Hong Kong.

Comprehensive income (loss)

Comprehensive income (loss) consists of two components, net income (loss) and other comprehensive income (loss). Other comprehensive income (loss) refers to revenue, expenses, gains and losses that under GAAP are recorded as an element of equity but are excluded from net income. Other comprehensive income (loss) consists of a foreign currency translation adjustment resulting from the Company not using the U.S. dollar as its functional currencies.

Earnings per share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share.” ASC 260 requires companies to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average common share outstanding for the period. Diluted EPS presents the dilutive effect on a per-share basis of the potential Ordinary Shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential Ordinary Shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

The rights, including the liquidation and dividend rights, of the holders of the Company’s Class A and Class B Ordinary Shares are identical, except with respect to voting and conversion rights. Each Class A Ordinary Share is entitled to one vote; and each Class B Ordinary Share is entitled to ten votes and is convertible into one Class A Ordinary Share at any time by the holder thereof. Class A Ordinary Shares are not convertible into Class B Ordinary Shares under any circumstances. As the liquidation and dividend rights are identical, the undistributed earnings are allocated on a proportionate basis. For the years ended December 31, 2022, 2021 and 2020, the net earnings per share amounts are the same for Class A and Class B Ordinary Shares because the holders of each class are entitled to equal per share dividends or distributions in liquidation.

Risks and Concentration

a)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s interest rate risk arises primarily from short-term borrowings. Borrowings issued at variable rates and fixed rates expose the Company to cash flow interest rate risk and fair value interest rate risk respectively.

b)	Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. As of December 31, 2022 and 2021, approximately $23.4 million and $18.9 million were deposited with financial institutions located in the PRC, respectively, where there is a RMB 500, 000 deposit insurance limit for a legal entity's aggregated balance at each bank. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

The Company is also exposed to risk from its accounts receivable and other receivables. These assets are subjected to credit evaluations. An allowance has been made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

A majority of the Company’s expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at the exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.

The Company’s functional currency is the RMB, and its consolidated financial statements are presented in U.S. dollars. The RMB depreciated by 9.24% in the year ended December 31, 2022. The RMB appreciated by 2.29% in the year ended December 31, 2021 from December 31, 2020 to December 31, 2021. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the U.S. dollar in the future. The change in the value of the RMB relative to the U.S. dollar may affect its financial results reported in the U.S. dollar terms without giving effect to any underlying changes in its business or results of operations. Currently, the Company’s assets, liabilities, revenues and costs are denominated in RMB.

To the extent that the Company needs to convert U.S. dollars into RMB for capital expenditures and working capital and other business purposes, appreciation of RMB against U.S. dollar would have an adverse effect on the RMB amount the Company would receive from the conversion. Conversely, if the Company decides to convert RMB into U.S. dollar for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollar against RMB would have a negative effect on the U.S. dollar amount available to the Company.

c)	Concentration of customers and suppliers

Substantially all revenue was derived from customers located in China. There are no customers from whom revenue individually represent greater than 10% of the total revenue of the Company in any of the periods presented.

For the year ended December 31, 2022, Fujian Jinwang Yuntong Logistics Technology Co., Ltd. contributed approximately 23.5% of total cost of revenue of the Company. For the year ended December 31, 2021, Anhui Luge Transportation Co., Ltd. contributed approximately 27.8% of total cost of revenue of the Company. For the year ended December 31, 2020, Hubei Luge Logistics Co., Ltd. and Anhui Luge Transportation Co., Ltd. contributed approximately 19.8% and 12.4% of total cost of revenue of the Company, respectively.

As of December 31, 2022 and 2021, no customers accounted more than 10% of the account receivables.

As of December 31, 2022, Fujian Jinwang Yuntong Logistics Technology Co., Ltd., contributed approximately 13.4% of total account payable balances. As of December 31, 2021, Anhui Luge Transportation Co., Ltd. contributed approximately 14.4% of total account payable balances.

d)	VIE risk

Under the Contractual Agreements with the consolidated VIE, the Company has the power to direct activities of the consolidated VIE and VIE’s subsidiaries through the Company’s relevant PRC subsidiaries, and can have assets transferred freely out of the consolidated VIE and VIE’s subsidiaries without restrictions. Therefore, the Company considers that there is no asset of the consolidated VIE that can only be used to settle obligations of the respective consolidated VIE, except for the registered capital of the consolidated VIE amounting to approximately $27.2 million as of December 31, 2022 and 2021. Since the consolidated VIE and VIE’s subsidiaries are incorporated as limited liability companies under the PRC Law, creditors of the consolidated VIE and VIE’s subsidiaries do not have recourse to the general credit of the Company.

The Company believes that the Company’s relevant PRC subsidiaries’ Contractual Arrangements with the consolidated VIE and the Equity Shareholders are in compliance with PRC laws and regulations, as applicable, and are legally binding and enforceable. However, uncertainties in the PRC legal system could limit the Company’s ability to enforce these Contractual Arrangements.

In addition, if the current structure or any of the Contractual Arrangements were found to be in violation of any existing or future PRC law, the Company may be subject to penalties, which may include, but not limited to, cancellation or revocation of the Company’s business and operating licenses and being required to restructure the Company’s operations or terminate the Company’s operating activities. The imposition of any of these or other penalties may result in a material and adverse effect on the Company’s ability to conduct its operations. In such case, the Company may not be able to operate or control the VIE, which may result in deconsolidation of the VIE.

Contingencies

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. The Company’s management does not expect any liability from the disposition of such claims and litigation individually or in the aggregate would have a material adverse impact on the Company’s consolidated financial position, results of operations and cash flows.

Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence, such as a family member or relative, shareholder, or a related corporation.

Segment reporting

The Company’s chief operating decision-maker (“CODM”) has been identified as its Chief Executive Officer, who reviews the consolidated results when making decisions about allocating resources and assessing the performance of the Company as a whole and hence, the Company has only one reportable segment. The Company does not distinguish between markets or segments for the purpose of internal reporting. The Company’s long-lived assets are all located in the PRC and substantially all of the Company’s revenues are derived from the PRC. Therefore, no geographical segments are presented.

Recent Accounting Pronouncements

The Company considers the applicability and impact of all accounting standards updates (“ASUs”). Management periodically reviews new accounting standards that are issued. Under the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), the Company meets the definition of an emerging growth company, or EGC, and has elected the extended transition period for complying with new or revised accounting standards, which delays the adoption of these accounting standards until they would apply to private companies.

In June 2016, the FASB amended guidance related to the impairment of financial instruments as part of ASU2016-13 Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which will be effective January 1, 2020. The guidance replaces the incurred loss impairment methodology with an expected credit loss model for which a company recognizes an allowance based on the estimate of expected credit loss. In November 2018, the FASB issued ASU No. 2018-19, Codification Improvements to Topic 326, Financial Instruments - Credit Losses, which clarified that receivables from operating leases are not within the scope of Topic 326 and instead, impairment of receivables arising from operating leases should be accounted for in accordance with Topic 842. On May 15, 2019, the FASB issued ASU 2019-05, which provides transition relief for entities adopting the Board’s credit losses standard, ASU 2016-13. Specifically, ASU 2019-05 amends ASU 2016-13 to allow companies to irrevocably elect, upon adoption of ASU 2016-13, the fair value option for financial instruments that (1) were previously recorded at amortized cost and (2) are within the scope of the credit losses guidance in ASC 326-20, (3) are eligible for the fair value option under ASC 825-10, and (4) are not held-to-maturity debt securities. For entities that have adopted ASU 2016-13, the amendments in ASU 2019-05 are effective for fiscal years beginning after December 15, 2019, including interim periods therein. An entity may early adopt the ASU in any interim period after its issuance if the entity has adopted ASU 2016-13. For all other entities, the effective date will be the same as the effective date of ASU 2016-13. In November 2019, the FASB issued ASU 2019-11, “Codification Improvements to Topic 326, Financial Instruments – Credit Losses.” ASU 2019-11 is an accounting pronouncement that amends ASU 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” The ASU 2019-11 amendment provides clarity and improves the codification to ASU 2016-03. The pronouncement would be effective concurrently with the adoption of ASU 2016-03. The pronouncement is effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years. In February 2020, the FASB issued ASU No. 2020-02, which provides clarifying guidance and minor updates to ASU No. 2016-13 – Financial Instruments – Credit Loss (Topic 326) (“ASU 2016-13”) and related to ASU No. 2016-02 - Leases (Topic 842). ASU 2020-02 amends the effective date of ASU 2016-13, such that ASU 2016-13 and its amendments will be effective for the Company for interim and annual periods in fiscal years beginning after December 15, 2022. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements and related disclosures.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740)—Simplifying the Accounting for Income Taxes. The guidance in this ASU eliminates certain exceptions for recognizing deferred taxes for investments, performing intraperiod allocation and calculating income taxes in interim periods. The ASU also adds guidance to reduce complexity in certain areas, including recognizing deferred taxes for tax goodwill and allocating taxes to members of a consolidated group. For public entities, the amendments in this Update are effective for fiscal years, beginning after December 15, 2020. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. Early adoption of the amendment is permitted. The Company adopt this guidance effective January 1, 2022. The adoption of the new guidance did not have a significant impact on its consolidated financial statements.

In October 2020, the FASB issued ASU 2020-10, Codification Improvements – Disclosures (“ASU 2020-10”) to align with the SEC’s regulations. This ASU improves consistency by amending the codification to include all disclosure guidance in the appropriate disclosure sections and clarifies application of various provisions in the Codification by amending and adding new headings, cross referencing to other guidance, and refining or correcting terminology. The Company adopted ASU 2020-10 effective January 1, 2022. The adoption of the new guidance did not have a significant impact on its consolidated financial statements.

In May 2021, the FASB issued ASU 2021-04, Earnings Per Share (Topic 260), Debt-Modifications and Extinguishments (Subtopic 470-50), Compensation-Stock Compensation (Topic 718), and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40). The ASU addresses issuer’s accounting for certain modifications or exchanges of freestanding equity-classified written call options. This amendment is effective for all entities, for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted. The Company adopted this guidance effective January 1, 2022. The adoption of the new guidance did not have a significant impact on its consolidated financial statements.

In October 2021, the FASB issued ASU No. 2021-08, , “'Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers” (“ASU 2021-08”). This ASU requires entities to apply Topic 606 to recognize and measure contract assets and contract liabilities in a business combination. The amendments improve comparability after the business combination by providing consistent recognition and measurement guidance for revenue contracts with customers acquired in a business combination and revenue contracts with customers not acquired in a business combination. The amendments are effective for the Company beginning after December 15, 2023 and are applied prospectively to business combinations that occur after the effective date. The Company does not expect the adoption of ASU 2021-04 will have a material effect on the consolidated financial statements.

In November 2021, the FASB issued Accounting Standards Update No 2021-10, Government Assistance (Topic 832) — Disclosures by Business Entities about Government Assistance (“ASU 2021-10”). ASU 2021-10 requires additional disclosures regarding the nature of government assistance, the related accounting policy used to account for assistance, the affected line items and applicable amounts within the consolidated financial position and results of operations, and significant terms and conditions related to the assistance. Government assistance within the scope of ASC 832 includes assistance that is administered by domestic, foreign, local, state, national governments, as well as departments, independent agencies and intergovernmental organizations. The updated guidance increases transparency of government assistance including, 1) the type of assistance, 2) the entity’s accounting for assistance, and 3) the effect of assistance on the entity’s financial statements. The new standard is effective for fiscal years beginning after December 15, 2021. The Company adopted ASU 2021-10 effective January 1, 2022. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

Except for the above-mentioned pronouncements, there are no new recent issued accounting standards that will have a material impact on the consolidated financial position, statements of operations and cash flows.